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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
          Date of Report (Date of earliest event reported) May 3, 2002

                          CITIZENS FIRST BANCORP, INC.
                          ----------------------------
             (Exact name of registrant as specified in its charter)

         Delaware                      0-32041                  38-3573852
         --------                      -------                  ----------
(State or other Jurisdiction of     (Commission                (IRS Employer
incorporation or organization)      File Number)            Identification No.)

                  525 Water Street, Port Huron, Michigan 48060
                  --------------------------------------------
                    (Address of principal executive offices)

                                 (810) 987-8300
                                 ---------------
              (Registrant's telephone number, including area code)

                                 Not Applicable
                                 --------------
         (Former name or former address, if changed since last report.)














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ITEM 5.  OTHER EVENTS.
         ------------

         On May 3, 2002, Citizens First Bancorp, Inc. issued a press release which announced that the 2002 annual meeting of stockholders will be held on August 13, 2002.

         A press release announcing the annual meeting is attached as Exhibit 99.1.

ITEM 7.  FINANCIAL STATEMENTS AND OTHER EXHIBITS.
         ---------------------------------------

         Exhibit 99.1 Press Release dated May 3, 2002.












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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated: May 6, 2002                          By: /s/ Timothy D. Regan
                                                ------------------------------
                                                Timothy D. Regan
                                                Secretary and Treasurer